Exhibit 1.1

Polar Star Realty Trust Inc.

[# of firm shares] Shares of Common Stock

FORM OF UNDERWRITING AGREEMENT

[pricing date]

FBR CAPITAL MARKETS & CO.

WUNDERLICH SECURITIES, INC.

as Representatives of the several Underwriters

c/o FBR Capital Markets & Co.

1001 19th Street North

Arlington, Virginia  22209

and

Wunderlich Securities, Inc.

600 Poplar Ave, Suite 150

Memphis, TN 38119

Dear Sirs:

Each of Polar Star Realty Trust Inc., a Maryland corporation (the “Company”) and Polar Star Operating Partnership S.C.A., a corporate partnership limited by shares (société en commandite par actions) formed under the laws of the Grand Duchy of Luxembourg, having its registered office at E Building, Parc d’Activité Syrdall, 6 rue Gabriel Lippmann, L-5365, Munsbach, Grand Duchy of Luxembourg and being in the process of registration with  the Luxembourg Trade and Companies Register (the “Operating Partnership”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom FBR Capital Markets & Co. and Wunderlich Securities, Inc. are acting as representatives (in such capacity, collectively, the “Representatives”), with respect to (i) the sale by the Company of [# of firm shares] shares (the “Initial Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of [# of shoe shares] additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule I hereto.  The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

Prior to, or simultaneously with the settlement of the issuance and sale of the Initial Shares, the Company, together with its subsidiaries, will effect a series of transactions (collectively, the “Transactions”), as described in the Disclosure Package (as defined below) under the caption “The History, Structure and Formation of Our Company—REIT Formation Transactions,” pursuant to which, among other things, (i) in accordance with separate purchase and sale agreements (collectively, the “Purchase and Sales Agreements”) with Etatbygg Holding I AS (“EBH I”), Etatbygg Holding II AS (“EBH II”), Offentliga Fastigheter Holding I AB (“OFH I”) and Öffentliga Fastigheter I Sverige II AB and the other parties thereto, the Operating Partnership will acquire (x) the equity interests in entities that hold certain office and industrial properties in Norway and Sweden in exchange for ordinary shares of the Operating Partnership (the “OP Shares”) and cash; and (y) 100% of the ownership interests in the TRES portfolio and the Kongsberg portfolio described in the Disclosure Package in exchange for OP Shares and cash; (ii) in accordance with an internalization agreement (the “Internalization Agreement”) between the Company, Operating Partnership and Obligo Investment Management AS (“Obligo”), Obligo will transfer and assign to the Company (or an affiliate of the Company) the employment of certain individuals in exchange for OP Shares and class B ordinary shares of the Operating Partnership (“Class B OP Shares”); (iii) the Company will enter into an interim transition agreement (the “Interim Transition Agreement”) with Obligo pursuant to which, among other things, Obligo will agree to provide the Company (or an affiliate of the Company) with access to certain infrastructure and support; (iv) the Operating Partnership will duly adopt its Articles of Incorporation (the “Operating Partnership Articles”) as described in the Disclosure Package under the caption “Polar Star Operating Partnership S.C.A. Articles Of Incorporation”; (v) the Company will issue and sell shares of restricted Common Stock to, or cause the Operating Partnership to issue OP Shares or other equity interests to be subscribed for by, the directors and certain officers of the Company in the manner described in the Disclosure Package (the “Incentive Grants”); (vi) the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain holders of Common Stock and certain holders of OP Shares that will be issued in connection with the Transactions, pursuant to which, among other things, the Company will agree to grant such holders certain rights with respect to the registration of the offer and sale of such Common Stock or shares of Common Stock underlying such OP Shares, as applicable, under the Securities Act of 1933, as amended (the “Securities Act”); and (vii) an affiliate of the Company will enter into separate employment agreements (collectively, the “Employment Agreements”) and indemnification agreements (collectively, the “Indemnification Agreements”) with certain of its executive officers.  The agreements and instruments entered into or executed in connection with the Transactions (including, without limitation, the Purchase and Sale Agreements, the Internalization Agreement, the Interim Transition Agreement, the Registration Rights Agreement the Employment Agreements and the Indemnification Agreements) are herein referred to as the “Transaction Documents.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-11 (No. 333-199332) including a related preliminary prospectus, for the registration of the Shares under the Securities Act, and the rules and regulations thereunder (the “Securities Act Regulations”).  The

Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required.  The registration statement has been declared effective under the Securities Act by the Commission.  The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430A of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.”  Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement.  Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, including all information, if any, incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.”  The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto, including all information, if any, incorporated by reference therein.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II hereto, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations.  The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The Company, the Operating Partnership and the Underwriters agree as follows:

1.                                      Sale and Purchase:

(a)                                 Initial Shares.  Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $[    ], the Company agrees to sell to the Underwriters [    ] Initial Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)                                 Option Shares.  In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares set forth in Schedule I opposite such party’s name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares.  Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined.  If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase the number of Option Shares that bears the same proportion to the total number of Option Shares then being purchased as the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2.                                      Payment and Delivery:

(a)                                 Initial Shares.  The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours’ prior notice.  The Company will cause the certificates, if any, representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of the Representatives, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”).  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New

York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company).  The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b)                                 Option Shares.  Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours’ prior notice.  The Company will cause the certificates, if any, representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office.  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3.                                      Representations and Warranties of the Company and the Operating Partnership:  Each of the Company and the Operating Partnership, jointly and severally, represents and warrants to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a)                                 the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company and each subsidiary of the Company (each, a “Subsidiary,” which term shall include, without limitation, the Operating Partnership and its subsidiaries) have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as disclosed in both the Prospectus and the Disclosure Package, all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b)                                 each of the Company and the Subsidiaries (all of which are named in Exhibit 21.1 to the Registration Statement) has been duly incorporated or organized and is validly existing as a corporation or general or limited partnership or other entity in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate or other power and authority to own its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and, in the case of the

Company and the Operating Partnership, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c)                                  the Company and all of the Subsidiaries are, to the extent required, duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company and the Operating Partnership do not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d)                                 neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties are bound, except for such breaches or defaults which could not, individually or in the aggregate, have a Material Adverse Effect;

(e)                                  the execution, delivery, performance and filing, as applicable, of the Transaction Documents and this Agreement, and consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which could not, individually or in the aggregate, have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(f)                                   this Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership;

(g)                                  each Transaction Document has been duly authorized by all necessary corporate or other action (including, but not limited to, any vote of the stockholders that may be required by applicable state law or listing standards) on the part of the Company or Subsidiaries party thereto, as applicable, and, at the Closing time and any Option Closing time, will be duly executed and delivered thereby and will be the legal, valid and binding agreement of such parties enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles; none of the Company and the Subsidiaries is, and, to the knowledge of the Company and the Operating Partnership, none of the other parties thereto are, in breach or default of (nor has any event occurred which with notice, lapse of time, or both would constitute a breach or default of) their respective obligations under the Transaction Documents, except as could not, individually or in the aggregate, have a Material Adverse Effect or materially interfere with the transactions contemplated thereby or hereby;

(h)                                 no approval, authorization, consent or order of or filing with, or license or permit from, any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency (including, but not limited to, in connection with the Alternative Investment Fund Managers Directive 2011/61/EU (“AIFMD”) or any laws and regulations implementing AIFMD) is required in connection with the execution, delivery and performance of this Agreement and the Transaction Documents by the Company and the Subsidiaries party hereto and thererto, the consummation of the transactions contemplated herein and therein, and the sale and delivery of the Shares by the Company, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange (the “NYSE”), and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(i)                                     each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package;

(j)                                    the Registration Statement (including, for the avoidance of doubt, if the same is required to be effective to register the offer and sale of the Shares, the Rule 462(b) Registration Statement) has become effective under the Securities Act and no stop order suspending the effectiveness thereof has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Operating Partnership, are contemplated or threatened by the Commission; and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(k)                                 the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(l)                                     the Registration Statement, as of its effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

(m)                             as of [  ]:00 [am] [pm] (Eastern time) [on the date of this Agreement] (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the

Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

(n)                                 each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

(o)                                 the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(p)                                 except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

(q)                                 the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(r)                                    the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;

(s)                                   from the time of initial confidential submission of a registration statement relating to the Shares with the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication (as defined below)) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act; “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act;

(t)                                    neither the Company nor the Operating Subsidiary has (i) engaged in any Testing-the-Waters Communication other than through the Representatives or (ii) authorized anyone other than the Representatives to engage in Testing-the-Waters Communications; the Company and the Operating Partnership reconfirm that the Representatives have been authorized to act on their behalf in undertaking Testing-the-Waters Communications; except through the Representatives, the Company has not distributed any Written Testing-the-Waters Communications (as defined below); “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a “written communication” within the meaning of Rule 405 under the Securities Act;

(u)                                 Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company and the Operating Partnership, threatened against the Company or any Subsidiary (or, to the Company’s knowledge, any of their respective officers and directors) or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a Material Adverse Effect;

(v)                                 the financial statements, including the notes thereto, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Prospectus Summary—Summary Financial Data” and “Selected Pro Forma and Historical Financial and Operating Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package; the unaudited pro forma financial information (including the related notes) included in each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

(w)                               Ernst & Young AB, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations are registered with the Public Company Accounting Oversight Board;

(x)                                 subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(y)                                 the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

(z)                                  except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in both the Prospectus and the Disclosure Package;

(aa)                          the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company and the Operating Partnership or under any agreement to which the Company or any Subsidiary is a party or otherwise;

(bb)                          the Shares have been approved for listing on the NYSE, subject to official notice of issuance;

(cc)                            none of the Company, the Operating Partnership or any of their respective affiliates has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(dd)                          any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company and the Operating Partnership to each Underwriter as to the matters covered thereby;

(ee)                            the form of certificate, if any, used to represent the Common Stock complies in all material respects with all applicable statutory requirements, if any, and with any applicable requirements of the organizational documents of the Company;

(ff)                              the Company and the Subsidiaries have or will have, as applicable, good and marketable title in fee simple to all real property described in the Disclosure Package and the Prospectus as owned by them or that will be owned by them at or before the Closing Time and good title to all improvements (exclusive of improvements owned by tenants, if applicable) located thereon and personal property owned by them (individually, a “Property,” and, collectively, the “Properties”), in each case free and clear of all deeds of trust, claims, restrictions, liens, security interests, pledges, charges, encumbrances, unregistered easements (oral or written), mortgages and defects, except (i) such as are disclosed in both the Prospectus and the Disclosure Package, (ii) such as could not, individually or in the aggregate, result in a Material Adverse Effect, (iii) security interests or other encumbrances pursuant to existing external debt or the debt refinanced in connection with the consummation of the transactions contemplated hereby, as disclosed in the Prospectus and the Disclosure Package or (iv) such as do not interfere with the use made or proposed to be made of such Property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as (i) are disclosed in both the Prospectus and the Disclosure Package, (ii) could not, individually or in the aggregate, result in a Material Adverse Effect or (iii) do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

(gg)                            except as could not, individually or in the aggregate, result in a Material Adverse Effect, the Operating Partnership or its wholly owned subsidiaries hold the lessor’s interest under the leases with any tenants occupying each Property (collectively, the “Leases”); other than the Leases, neither the Company nor the Subsidiaries has entered into any agreements that, individually or in the aggregate, would materially affect the value of the Properties or would, individually or in the aggregate, materially interfere with the use made and proposed to be made of the Properties by the Company; except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) neither the Operating Partnership nor any of its subsidiaries, nor, to the Company’s or Operating Partnership’s knowledge, any other party to any Lease, is or, upon consummation of the Transactions, will be in breach of or default under any Lease; (ii) no event has occurred or, to the Company’s or the Operating Partnership’s knowledge, has been threatened in writing, that, with or without the passage of time or the giving of notice, or both, would, individually or in the aggregate, constitute a default under any Lease or would permit the termination, modification or acceleration under such Lease; and (iii) each of the Leases is valid and binding and is enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles;

(hh)                          the statements in the Disclosure Package and the Prospectus under the headings “Description of Capital Stock,” “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws,” “Material U.S. Federal Income Tax Considerations,” “ERISA Considerations,” “Luxembourg Tax Considerations,” “Norway Tax Considerations,” “Sweden Tax Considerations” and “Denmark Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(ii)                                  except as could not, individually or in the aggregate, result in a Material Adverse Effect, the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and neither the Company nor the Operating Partnership knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

(jj)                                except as could not, individually or in the aggregate, result in a Material Adverse Effect, each of the Company and the Subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Disclosure Package, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary or desirable for the conduct of its businesses (collectively, the “Intellectual Property”); and the Company and the Operating Partnership are unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property which could, individually or in the aggregate, result in a Material Adverse Change; except as could not, individually or in the aggregate, result in a Material Adverse Change, neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary;

(kk)                          (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (iii) are effective in all material respects to perform the functions for which they were established, and (y) the Company and the Operating Partnership are not aware of (a) any significant deficiency or (except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus) material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Board of Directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.  Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting; the Company reasonably expects to, and undertakes to diligently, remediate the material weakness in the Company’s internal control over financial reporting indentified in the in the Registration Statement, the Disclosure Package and the Prospectus at an aggregate cost, and in a manner, that could not, individually or in the aggregate, result in a Material Adverse Effect;

(ll)                                  the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(mm)                  each of the Company and the Subsidiaries has filed on a timely basis (taking into account duly obtained extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided, and except where the failure to file such returns or to pay such taxes could not, individually or in the aggregate, have a Material Adverse Effect; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect;

(nn)                          each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor the Operating Partnership has any reason to believe that the Company or any Subsidiary will not be able to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not, individually or in the aggregate, result in a Material Adverse

Effect; neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied;

(oo)                          except as could not, individually or in the aggregate, result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal, state, local or foreign occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse Change;

(pp)                          neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries, or (v) otherwise violated any applicable foreign laws or regulations concerning anti-corruption;

(qq)                          except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(rr)                                neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

(ss)                              (A) none of the Operating Partnership, the Company nor any Subsidiary knows of any violation of any municipal, state, federal or foreign law, rule or regulation (including those pertaining to environmental matters) concerning the Properties or any part thereof which could, individually or in the aggregate, have a Material Adverse

Effect; (B) (x) except as could not, individually or in the aggregate, result in a Material Adverse Effect, each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants; and (y) if and to the extent there is a failure to comply with any such laws, ordinances, regulations, restrictions or covenants, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (C) (x) except as could not, individually or in the aggregate, result in a Material Adverse Effect, none of the Operating Partnership, the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof; and (y) none of the Operating Partnership, the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which, if consummated, could, individually or in the aggregate, have a Material Adverse Effect; (D) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Company, the Operating Partnership or any of the Subsidiaries that are required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; (E) all liens, charges, encumbrances, claims or restrictions on or affecting the Properties that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus are disclosed as required therein; (F) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that could not, individually or in the aggregate, have a Material Adverse Effect; (G) no tenant under any lease pursuant to which the Company, the Operating Partnership or any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, could not, individually or in the aggregate, have a Material Adverse Effect, and except as provided by law; (H) to the knowledge of the Company and the Operating Partnership, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property, except as could not, individually or in the aggregate, result in a Material Adverse Effect; and (I) there are no contracts, letters of intent, term sheets, agreements, arrangements or understandings with respect to the direct or indirect acquisition or disposition by the Company or any Subsidiary of interests in the Properties that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus that are not so described as required;

(tt)                                except as otherwise disclosed in both the Prospectus and the Disclosure Package or as could not, individually or in the aggregate, result in a Material Adverse Effect, (i) none of the Operating Partnership, the Company, any of the Subsidiaries nor, to the best knowledge of the Operating Partnership and the Company, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes or by the Operating Partnership, the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership; (ii) the Operating Partnership and the Company do not intend to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statues or by the Operating Partnership, the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership; (iii) none of the Operating Partnership, the Company, nor any of the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) none of the Operating Partnership, the Company, nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state, local or foreign environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in both the Prospectus and the Disclosure Package, or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); (v) neither the Properties nor any other land owned by the Company, the Operating Partnership or any of the Subsidiaries is included or, to the best of the Company’s and the Operating Partnership’s knowledge, proposed for inclusion on the Norwegian data base for Ground pollution (Nor; “databasen for Grunnforurensning”) or, to the best of the Operating Partnership’s and the Company’s knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined); and (vi) none of the Operating Partnership, the Company or any of the Subsidiaries have otherwise violated any Environmental Statutes; as used herein, “Hazardous Material” shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state, local or foreign environmental law, ordinance, rule or regulation, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, and any similar law, ordinance, rule or regulation of any foreign jurisdiction (including, without limitation, the Norwegian Pollution Act, the Norwegian Environmental Code or the Swedish Environmental Code), as any of the foregoing may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (collectively, including any related decrees or orders of any Governmental

Authority, the “Environmental Statutes”) or by any federal, state, local or foreign governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a “Governmental Authority”);

(uu)                          the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(vv)                          the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(ww)                      no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, which is not so described;

(xx)                          neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(yy)                          there are no existing or, to the knowledge of the Company and the Operating Partnership, threatened labor disputes with the employees of the Company or any of the Subsidiaries which could have, individually or in the aggregate, a Material Adverse Effect;

(zz)                            the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(aaa)                   the Company is organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended, (the “Code”) commencing with the Company’s taxable year ending December 31, 2014, and its actual and contemplated method of operation of the Company and the Subsidiaries has and will enable the Company to meet the requirements for taxation as a REIT under the Code; the Company intends to continue to qualify as a REIT for its subsequent years; and the descriptions of the Company’s organization and proposed method of operation set forth in the Registration Statement, the Disclosure Package and the Prospectus are true, complete and correct in all material respects;

(bbb)                   none of the Company nor any of the Subsidiaries or, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any similar foreign law, regulation or rule (collectively, the “Corrupt Practices Laws”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and the Subsidiaries and, to the knowledge of the Company and the Operating Partnership, their affiliates have conducted their businesses in compliance with Corrupt Practices Laws;

(ccc)                      all statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company and the Operating Partnership believe to be reliable and accurate in all material respects;

(ddd)                   neither the Company nor any of its Subsidiaries, nor, to the Company’s or Operating Partnership’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(eee)                      the operations of the Company and its Subsidiaries and, to the Company’s and Operating Partnership’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, singly or in the aggregate, result in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries, or, to the Company’s or Operating Partnership’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s or Operating Partnership’s knowledge, threatened;

(fff)                         the Incentive Grants have been duly authorized, and, when the equity interests to be issued pursuant thereto are issued and delivered will be validly issued, fully paid and non-assessable, and the Incentive Grants will not be subject to any preemptive or similar rights; the Incentive Grants are exempt from the registration requirements of the Securities Act and applicable state securities and blue sky laws; the Incentive Grants by the Operating Partnership of OP Shares or other equity interests comply with applicable foreign law;

(ggg)                    the Operating Partnership Articles have been duly authorized by all necessary action on the part of the Company, Polar Star GP Lux Co and the Operating Partnership and, at the Closing Time, will be duly adopted and in full force and effect;

(hhh)                   the OP Shares, Class B OP Shares and each other series of shares or units of partnership interests of the Operating Partnership conform as to legal matters to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; immediately after giving effect to the Transactions, all outstanding shares or units of partnership interests of the Operating Partnership will be duly authorized, validly issued, fully paid and non-assessable and will have been issued and sold in compliance with all applicable federal, state and foreign securities laws and not in contravention of any preemptive or other similar rights; except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are, and, after giving effect to the Transactions, there will be, no outstanding (a) securities or obligations of the Operating Partnership convertible into or exchangeable or redeemable for any partnership interests of the Operating Partnership, (b) warrants, rights or options to subscribe for or purchase from the Operating Partnership any such partnership interests or any such convertible, exchangeable or redeemable securities or obligations or (c) obligations of the Operating Partnership to issue or sell any partnership interests, any such convertible, exchangeable or redeemable securities or obligations or any such warrants, rights or options; after giving effect to the Transactions, (x) the outstanding partnership interests of the Operating Partnership will consist of [  ] OP Shares and [  ] Class B OP Shares and (y) the aggregate percentage interests of the Company, the limited partners and the general partner in the Operating Partnership will be as set forth in the Registration Statement, the Disclosure Package and the Prospectus;

(iii)                               neither the Company nor any of its Subsidiaries, nor, to the Company’s and the Operating Partnership’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company and the Operating Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC;

(jjj)                            each of the Company and the Operating Partnership has the power to submit, and, pursuant to Section 16 hereof, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of the Specified Courts (as defined in Section 16) and has validly, irrevocably and unconditionally waived any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts; and each of the Company and the Operating Partnership has the power to irrevocably appoint, and, pursuant to Section 16 hereof, has legally, validly, effectively and irrevocably appointed CT Corporation System as its agent to receive service of process or other legal summons for purposes of any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby;

(kkk)                  the solicitation of the shareholders of EBH I and EBH II for approval of certain of the Transactions was conducted in accordance with applicable law; and

(lll)                            each of EBH I and EBH II has duly authorized, executed and delivered each Transaction Document to which it is a party and has duly obtained all shareholder approval, if any, required for the execution, delivery and performance thereof.

4.                                      Certain Covenants of the Company and the Operating Partnership:  Each of the Company and the Operating Partnership, jointly and severally, covenants with each Underwriter:

(a)                                 to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company and the Operating Partnership shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b)                                 if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

(c)                                  to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d)                                 to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e)                                  to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the

Representatives prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto;

(f)                                   to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g)                                  to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(h)                                 to advise the Underwriters promptly of the happening of any event or development known to the Company or the Operating Partnership within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(i)                                     to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

(j)                                    prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

(k)                                 to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(l)                                     to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package;

(m)                             to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(n)                                 to promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 4(o) hereof;

(o)                                 to refrain, from the date hereof until 180 days after the date of the Prospectus, without the prior written consent of the Representatives, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing (except for a registration statement on Form S-8 registering the offer and sale of securities pursuant to the

Company’s 2014 Equity Incentive Plan disclosed in the Disclosure Package and the Prospectus), or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) announcing the intention to effect any of the transactions referred to in clauses (i) or (ii) above.  The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company (i) pursuant to the 2014 Equity Incentive Plan in connection with the settlement of the Initial Shares, as disclosed in the Prospectus or (ii) upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus, (C) the transfers of any shares of Common Stock by operation of the provisions of Article VII of the Company’s charter as in effect on the Closing Time and as described in the Registration Statement, the Disclosure Package and the Prospectus, and (D) the issuance of OP Shares pursuant to the Transactions as disclosed in the Registration Statement, the Disclosure Package and the Prospectus;

(p)                                 not to, and to use its best efforts to cause its officers, directors and affiliates not to, take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares;

(q)                                 to cause Obligo, each equity holder of the Company or the Operating Partnership, EBH I, EBH II and each officer and director of the Company to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree, among other things, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period from the date hereof until 180 days (or, in the case of Obligo, one year) after the date of the Prospectus, without the prior written consent of the Representatives on behalf of the Underwriters;

(r)                                    that the Company will continue to use its best efforts to meet the requirements to qualify as a REIT; and, if the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 6(u) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B-2 hereto through a major news service at least two business days before the effective date of the release or waiver; and

(s)                                   to effect the ownership and title transfers described in “Business and Properties—Regulation—Norway—Ownership and Title,” and to fully paid the associated stamp duty, no later than 20 business days after the date of the Closing Time.

5.                                      Payment of Expenses:

(a)                                 The Company and the Operating Partnership agree to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates, if any, for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vi) the fees and expenses incurred in connection with the inclusion of the Shares in the NYSE, (vii) making road show presentations with respect to the offering of the Shares, and (viii) the performance of the Company’s and the Operating Partnership’s other respective obligations hereunder.  Upon the request of the Representatives, the Company will provide funds in advance for filing fees.  For the avoidance of doubt, nothing herein shall diminish the Company’s obligation to pay or reimburse any expenses pursuant to any engagement letter or other agreement entered into between the Company and any Representative.

(b)                                 The Company agrees to reimburse the Representatives for their reasonable out-of-pocket expenses in connection with the performance of their activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc.; provided, however, that the Company’s reimbursement to the Representatives shall not exceed (i) for fees and expenses of Underwriters’ outside counsel, $1.1 million in the aggregate and (ii) for all other expenses of the Underwriters, $200,000.

(c)                                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or  the Operating Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Operating Partnership shall be unable to perform its obligations under this Agreement, the Company and the Operating Partnership agree, jointly and severally, to also reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein; provided, however, that the Company’s reimbursement to the Representatives under this paragraph shall not exceed (i) for fees and expenses of Underwriters’ outside counsel, $550,000 in the aggregate and (ii) for all other expenses of the Underwriters, $200,000.

6.                                      Conditions of the Underwriters’ Obligations: The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership hereunder on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

(a)                                 The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Clifford Chance LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives, stating that:

(i)                                     the Company is duly qualified or licensed by each U.S. jurisdiction identified in an exhibit to such opinion (the contents of which exhibit shall, for the avoidance of doubt, be in form and substance satisfactory to the Representatives) and in which the failure, individually or in the aggregate, to be so licensed could have a Material Adverse Effect;

(ii)                                  each Transaction Document to which the Company is a party has been duly executed and delivered by the Company; each Transaction Document that is governed by the laws of the State of New York or Delaware and to which the Company, the Operating Partnership, Obligo or Polar Star Management Co, a Norwegian company (the “Manager”) is a party constitutes the legal, valid and binding agreement of the Company, the Operating Partnership, Obligo or the Manager, as applicable, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity;

(iii)                               the issuance and sale by the Operating Partnership of OP Shares and Class B OP Shares pursuant to the Transaction Documents, and of the OP Shares to the Company in exchange for the Company’s contribution to the Operating Partnership of the net proceeds of the offering of the Shares contemplated hereby, are exempt from the registration requirements of the Securities Act;

(iv)                              the execution, delivery and performance by the Company and the Operating Partnership of this Agreement, and by the Company, the Operating Partnership and Obligo of the Transaction Documents to which they are a party, and the consummation by the Company and the Operating Partnership of the transactions contemplated hereby, and by the Company, the Operating Partnership and Obligo of the transactions contemplated thereby, do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provision of any license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument identified in an exhibit to such opinion (the contents of which exhibit shall, for the avoidance of doubt, be in form and substance satisfactory to the Representatives) and to which the Company, the Operating Partnership or Obligo is a party or by which any of them or their respective properties or assets may be bound or affected, (ii) any U.S. federal or New York state law or regulation binding upon or applicable to the Company or any Subsidiary or any of their respective properties or assets, or (iii) any decree, judgment or order issued by any New York or state court known to such counsel to be applicable to the Company or any Subsidiary; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or the Operating Partnership;

(v)                                 no approval, authorization, consent or order of or filing with any U.S. federal or New York state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance by the Company or the Operating Partnership of this Agreement, or by the Company or the Operating Partnership of any Transaction Document to which they are a party, the consummation of the transactions contemplated herein and therein, and the sale and delivery of the Shares by the Company as contemplated herein, other than such as have been obtained or made under the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, and except that such counsel need express no opinion as to any necessary qualification under the state real property syndication or state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(vi)                              neither the Company nor the Operating Partnership is subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement and the Transaction Agreements will not cause the Company or the Operating Partnership to become an investment company subject to registration under such Act;

(vii)                           there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus;

(viii)                        the Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel’s knowledge, no proceedings with respect thereto have been commenced or threatened;

(ix)                              as of the effective date of the Registration Statement, the Registration Statement and the Prospectus complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations (it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial data derived therefrom, included therein or excluded therefrom);

(x)                                 the statements under the captions “Shares Eligible for Future Sale” and “ERISA Considerations” in both the Prospectus and the Disclosure Package, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

(xi)                              to the best of such counsel’s knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be described in the Registration Statement, the Prospectus or the Disclosure Package but are not so described;

(xii)                           to the best of such counsel’s knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Registration Statement, the Prospectus or the Disclosure Package which have not been so filed, summarized or described, and all such summaries and descriptions, in all material respects, fairly and accurately set forth the material provisions of such contracts and documents; and

(xiii)                        the Prospectus has been filed in accordance with Rules 424(b) under the Securities Act Regulations.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company, representatives of the Representatives, at which the contents of the Registration Statement, the Prospectus and the documents constituting the Disclosure Package were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Disclosure Package (except as and to the extent stated in subparagraph ((x)) above), nothing has come to their attention which would lead them to believe that (i) either the Registration Statement, any amendment thereto, or any document deemed to be a part thereof, at the time of any effective date applicable thereto, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements in the Registration Statement not misleading; or (ii) the Prospectus, as of its date or at the Closing Time or any Option Closing Time, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included in the Registration Statement the Prospectus, the Disclosure Package or any amendments or supplements thereto).

(b)                                 The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Clifford Chance LLP, tax counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives, stating that:

(i)                                     the statements under the caption “Material U.S. Federal Income Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects; and

(ii)                                  commencing with the Company’s taxable year ending December 31, 2014, the Company has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code and its proposed method of operation will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code.

(c)                                  The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Clifford Chance S.C.S., special Luxembourg counsel for the Company, the Operating Partnership and Obligo, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives, stating that:

(i)                                     the Operating Partnership has been organized and is existing as a corporate partnership limited by shares (société en commandite par actions) under the laws of the Grand Duchy of Luxembourg with full power and authority to conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package and to execute and deliver this Agreement and the Transaction Documents to which it is a party and to consummate the transactions described herein and therein;

(ii)                                  Polar Star GP Luxco S.à r.l., a private limited liability company (société à responsabilitée limitée) formed under the laws of the Grand Duchy of Luxembourg, having its registered office at E Building, Parc d’Activité Syrdall, 6 rue Gabriel Lippmann, L-5365, Munsbach, Grand Duchy of Luxembourg and being in the process of registration with the Luxembourg Trade and Companies Register (“Polar Star GP”), has been incorporated and is existing as a private limited liability company under the laws of the Grand Duchy of Luxembourg with full power and authority to conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package and to execute and deliver the Transaction Documents to which it is a party and to consummate the transactions described therein;

(iii)                               the Operating Partnership has an issued share capital and an authorized share capital as set forth in both the Prospectus and the Disclosure Package; the outstanding shares in the share capital of the Operating Partnership have been validly issued and are fully paid;

(iv)                              no security interests have been registered in the share registers of the Operating Partnership and Polar Star GP;

(v)                                 the OP Shares and Class B OP Shares to be issued pursuant to the Transaction Documents, and the OP Shares to be issued to the Company in exchange for the Company’s contribution to the Operating Partnership of the net proceeds of the offering of the Shares contemplated hereby, have been duly authorized, and, when issued and duly delivered, such OP Shares and Class B OP Shares will be validly issued and fully paid;

(vi)                              this Agreement has been duly authorized, executed and delivered by the Operating Partnership;

(vii)                           each Transaction Document to which the Operating Partnership is a party has been duly authorized, executed and delivered by the Operating Partnership and, if governed by the laws of the Grand Duchy of Luxembourg, constitutes the legal, valid and binding agreement of the Operating Partnership, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity;

(viii)                        the execution, delivery and performance by the Operating Partnership of this Agreement and the Transaction Documents to which it is a party and the consummation by the Operating Partnership of the transactions contemplated hereby and thereby do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles of association of the Operating Partnership, (ii) the laws of the Grand Duchy of Luxembourg, or (iv) any decree, judgment or order of a Luxembourg court known to such counsel to be applicable to the Operating Partnership; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Operating Partnership;

(ix)                              the issuance and sale of OP Shares pursuant to the Incentive Grants are not subject to preemptive or other similar rights arising by operation of law or under the Operating Partnership Articles;

(x)                                 the OP Shares to be issued pursuant to the Incentive Grants have been duly authorized, and when such OP Shares have been issued and duly delivered, such OP Shares will be validly issued, fully paid and non-assessable;

(xi)                              the execution, delivery and performance by the Manager of the Transaction Documents to which it is a party and the consummation by the Manager of the transactions contemplated thereby do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) the laws of the Grand Duchy of Luxembourg or (iii) any decree, judgment or order of a Luxembourg court known to such counsel to be applicable to the Manager; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any Property; and

(xii)                           the statements under the captions “Polar Star Operating Partnership S.C.A. Articles of Incorporation” and “Luxembourg Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects.

(d)                                 The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Venable LLP, Maryland counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives, stating that:

(i)                                     the Company has been duly incorporated and is validly existing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland and has all corporate power necessary to own or hold its properties, and to conduct its business, as described in the Registration Statement and the Prospectus under the heading “Business and Properties” and to enter into and perform its obligations under the Interim Transition Services Agreement and this Agreement;

(ii)                                  the number of authorized shares of stock of the Company is as set forth in the Registration Statement and the Prospectus under the heading “Description of Capital Stock—General”; immediately prior to the issuance of the Shares, no shares of capital stock of the Company were outstanding; and the authorized stock of the Company (including the Shares) conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the heading “Description of Capital Stock”;

(iii)                               the Company has all corporate power necessary to authorize, execute and deliver each of the Interim Transition Services Agreement and this Agreement and to perform its obligations thereunder and hereunder; and the execution, delivery and performance by the Company thereof or hereof and the consummation by the Company of the transactions contemplated thereby and hereby have been duly authorized by all necessary corporate action on the part of the Company;

(iv)                              each of the Interim Transition Services Agreement and this Agreement has been duly executed and, so far as known to such counsel, delivered by the Company;

(v)                                 the issuance of the Shares has been duly authorized, and, when and if delivered to and paid for by the Underwriters in accordance with the terms hereof, the Shares will be validly issued, fully paid and nonassessable, and the issuance of the Shares is not subject to any preemptive or similar rights arising under the Maryland General Corporation Law or the charter or bylaws of the Company;

(vi)                              the issuance of [      ] shares of Common Stock to Wunderlich Securities, Inc., as disclosed in the Prospectus (the “Wunderlich Issuance”), has been duly authorized, and, when and if delivered in accordance with the term of such issuance and sale, such shares will be validly issued, fully paid and nonassessable, and the issuance of such shares is not subject to any preemptive or similar rights arising under the Maryland General Corporation Law or the charter or bylaws of the Company;

(vii)                           the execution and delivery by the Company of each of the Interim Transition Services Agreement and this Agreement do not, and the performance by the Company of its obligations thereunder, the compliance by the Company with the terms thereof and the issuance and sale of the Shares and the Wunderlich Issuance and the consummation of the other transactions contemplated by the Interim Transition Services Agreement and this Agreement will not, (a) result in any violation of the provisions of the Company’s charter or bylaws or (b) result in the violation of any Maryland law, any decree, rule or regulation of any Maryland governmental authority or, so far as known to such counsel, any judgment or order of any Maryland court;

(viii)                        no consent, approval, authorization, order, registration or qualification of or with any Maryland court or any governmental authority or agency of the State of Maryland or under any Maryland regulation is required for the execution and delivery by the Company of each of the Interim Transition Services Agreement and this Agreement, the performance by the Company of its obligations thereunder or hereunder, the compliance by the Company with the terms thereof or hereof and the issuance and sale of the Shares, the Wunderlich Issuance and the consummation of the other transactions contemplated by the Interim Transition Services Agreement and this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under the securities laws of the State of Maryland, as to which such counsel need express no opinion;

(ix)                              the form of specimen Common Stock certificate representing the Shares complies with all applicable requirements of the Maryland General Corporation Law and the Company’s charter and bylaws; and

(x)                                 the statements in the Registration Statement and the Prospectus under the headings “Risks Related to Our Organization and Structure—Certain

Provisions of Maryland law could inhibit changes in control,” “—Our authorized but unissued shares of common and preferred stock may prevent a change in our control,” “—Our charter contains provisions that make removal of our directors difficult, which could make it difficult for our stockholders to effect changes to our management,” “—Ownership limitations may restrict change of control or business combination opportunities in which our stockholders might receive a premium for their shares,” “Description of Capital Stock,” “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws,” and in the Registration Statement in Part II, Item 34 thereof, to the extent that they constitute summaries of Maryland law or the Company’s charter or bylaws, have been reviewed by such counsel and accurately summarize such provisions of Maryland law or the Company’s charter or bylaws in all material respects.

(e)                                  The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Advokatfirmaet Schjodt AS, special Norwegian counsel for Obligo, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives, stating that:

(i)                                     the statements under the caption “Norway Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

(ii)                                  Obligo has duly authorized, executed and delivered the Interim Transition Agreement and the Internalization Agreement; each of EBH I and EBH II has duly authorized, executed and delivered each of the Purchase and Sale Agreements to which it is a party;

(iii)                               each of the Interim Transition Agreement and the Internalization Agreement constitutes the legal, valid and binding agreement of Obligo, enforceable against Obligo in accordance with its terms, except as may be limited by standard carve outs such as bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity;

(iv)                              the Purchase and Sale Agreements constitute the legal, valid and binding agreement of EBH I and EBH II, enforceable against such parties in accordance with its terms, except as may be limited by standard carve outs such as bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity;

(v)                                 the execution, delivery and performance by Obligo of the Interim Transition Agreement and the Internalization Agreement and the consummation by Obligo of the transactions contemplated thereby do not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles of association of Obligo, (ii) the laws of Norway, or (iii) any decree, judgment or order of a Norwegian court known to such counsel to be applicable to Obligo;

(vi)                              the execution, delivery and performance by EBH I and EBH II of the Purchase and Sale Agreements to which they are a party do not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles of association of EBH I or EBH II, as applicable, (ii) the laws of Norway, or (iii) any decree, judgment or order of a Norwegian court known to such counsel to be applicable to EBH I or EBH II, as applicable.;

(f)                                   The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of [Delphi], special Swedish counsel for the Company and the Operating Partnership, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives, stating that:

(i)                                     the statements under the caption “Sweden Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

(ii)                                  each Purchase and Sale Agreement that is governed by the laws of the Sweden constitutes the legal, valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity; and

(g)                                  The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of [ ], special Danish counsel for the Company and the Operating Partnership, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives, stating that the statements under the caption “Denmark Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects.

(h)                                 The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time opinions of local counsel reasonably acceptable to the Representatives, addressed to the Underwriters and dated the Closing Time and each Option Closing Time, and in form and substance satisfactory to the Representatives, stating that none of the Company, the Operating Partnership, Obligo or any of their respective affiliates are required to become licensed as an Alternative Investment Fund Manager under the laws of the United Kingdom, the Netherlands or Luxembourg in connection with the transactions contemplated by this Agreement or the operation of such entities’ respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus.

(i)                                     On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representatives shall have received from Ernst & Young AB letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

(j)                                    The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Latham and Watkins LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(k)                                 The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Advokatfirmaet Thommessen AS, special local counsel for the Underwriters, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(l)                                     The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of DLA Piper Norway DA, special Norwegian counsel for the Underwriters, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(m)                             The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of DLA Piper Norway DA, special Norwegian counsel for the Underwriters, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(n)                                 The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representatives shall approve.

(o)                                 No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

(p)                                 Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(q)                                 All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(r)                                    Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or any prospective Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(s)                                   The Shares shall have been approved for inclusion in the NYSE.

(t)                                    FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(u)                                 The Representatives shall have received lock-up agreements from Obligo, each equity holder of the Company or the Operating Partnership, EBH I, EBH II and each officer or director of the Company, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

(v)                                 The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer or Vice President and Chief Accounting Officer or Chief Financial Officer, to the effect that:

(i)                                     the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company and Operating Partnership have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii)                                  no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii)                               the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(iv)                              subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(w)                               The transactions contemplated by the Purchase and Sale Agreements shall have closed or shall close simultaneously with the closing of the issuance and sale of the Initial Shares pursuant hereto.

(x)                                 The Company and the Operating Partnership shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company and the Operating Partnership contained herein, and the performance by the Company and the Operating Partnership of their respective covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

7.                                      Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or FINRA or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) if there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), or (vi) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representatives, could reasonably be expected to have a material adverse effect on the securities markets in the United States.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Operating Partnership shall be unable to comply with any of the terms of this Agreement, the Company and the Operating Partnership shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5, 9 and 17 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Operating Partnership under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.                                      Increase in Underwriters’ Commitments: If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”).  Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5, 9, 16 and 17 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Operating Partnership agree with the non-defaulting Underwriters that they will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9.                                      Indemnity and Contribution by the Company, the Operating Partnership and the Underwriters:

(a)                                 The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees, affiliates and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company or the Operating Company contained herein, (B) any failure on the part of the Company or the Operating Partnership to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or is otherwise required retain, or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (D) any application or other document, or any amendment or supplement thereto, executed by the Company or the Operating Partnership or based upon written information furnished by or on behalf of the Company or the Operating Partnership filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (E) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, (F) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (G) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings, except, in the case of (C), (E) and (F) above only, insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Prospectus or Application.  The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and the Operating Partnership may otherwise have.

If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company and the Operating Partnership pursuant to this subsection (a), such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company and the Operating Partnership shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company or the Operating Partnership of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay.  Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or the Operating Partnership in connection with the defense of such action, or the Company and the Operating Partnership shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or the Operating Partnership (in which case neither the Company nor the Operating Partnership shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Operating Partnership jointly and severally and paid as incurred (it being understood, however, that neither the Company nor the Operating Partnership shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).  Anything in this paragraph to the contrary notwithstanding, neither the Company nor the Operating Partnership shall be liable for any settlement of any such claim or action effected without its consent.  The respective directors, officers, employees, affiliates and agents of the Underwriters shall have the same rights set forth above in this paragraph as each Underwriter and controlling person.

(b)                                 Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and the Operating Partnership, the directors of the Company and the Operating Partnership, the Company’s officers that signed the Registration Statement, and any person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Operating Partnership or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein.  The statements set forth in [to come] under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(l), Section 3(m) and this Section 9.

If any action is brought against the Company, the Operating Partnership or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Operating Partnership or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses.  The Company, the Operating Partnership or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Partnership or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).  Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

(c)                                  If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the

Company and the Operating Partnership, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Operating Partnership, on the one hand, and by the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters.  The relative fault of the Company and the Operating Partnership, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Operating Partnership or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d)                                 The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable, (ii) above.  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

10.                               Survival:

The indemnity and contribution agreements contained in Section 9, the indemnity agreements contained in Section 17 and the covenants, warranties and representations of the Company and the Operating Partnership contained in Sections 3, 4, 5 and 16, of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees, affiliates and agents of each Underwriter or by or on behalf of the Company or the Operating Partnership or any of their respective directors and officers, or any person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares.  The Company, the Operating Partnership and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or the Operating Partnership against any of the officers and directors of the Company or the Operating Partnership, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11.                               Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties.  The Underwriters undertake to perform such duties and obligations only as expressly set forth herein.  Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement.  Each of the Company and the Operating Partnership acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Operating Partnership, on the one hand, and the several Underwriters, on the other hand, and the Company and the Operating Partnership are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Operating Partnership or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Operating Partnership on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Operating Partnership and that the several Underwriters have no obligation to disclose any of such interests.  The Company and the Operating Partnership acknowledge that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein.  The Company and the Operating Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Operating Partnership may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

12.                               Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to FBR Capital Markets & Co., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department and to Wunderlich Securities, Inc., 600 Poplar Ave, Suite 150, Memphis, TN 38119, Attention: Syndicate; if to the Company or the Operating Partnership, shall be sufficient in all respects if delivered to the Company at the offices of the Company at One World Financial Center, Suite 200, New York, New York 10281, Attention: [    ].

13.                               Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.                               Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Operating Partnership and the controlling persons, directors, officers, employees, affiliates and agents referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.                               Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.  A facsimile signature shall constitute an original signature for all purposes.

16.                               Consent to Jurisdiction; Waiver of Immunity:

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of Arlington, Virginia or (ii) the courts of the State of Virginia located in the City and County of Arlington, Virginia (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The submission by the Company and the Operating Partnership to the exclusive jurisdiction of the Specified Courts constitutes a valid and legally binding obligation of the Company, and service of process made in the manner set forth in this Agreement will be effective to confer valid personal jurisdiction over the Company and the Operating Partnership, as applicable.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of Arlington, Virginia.  With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

17.                               Judgment Currency:

In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which the Underwriters could, in accordance with normal banking procedures, purchase United States dollars with such other currency on the business day preceding that on which final judgment is given.  If the U.S. dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company or the Operating Partnership, as applicable, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

* * *

If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership and the Underwriters.

Very truly yours,

POLAR STAR REALTY TRUST, INC.

By:
Name:
Title:

POLAR STAR OPERATING PARTNERSHIP S.C.A.
By:	POLAR STAR GP LUXCO S.À R.L., its manager

By:
Name:
Title: Manager

Accepted and agreed to as of the date first above written:

FBR Capital Markets & Co. Wunderlich Securities, Inc.

For themselves and as Representatives of the other Underwriters named on Schedule I hereto.

FBR CAPITAL MARKETS & CO.

By:
Name:
Title:

WUNDERLICH SECURITIES, INC.

By:
Name:
Title: